Note 5 - Derivative Financial Instruments - Summary of the Effect of Derivatives on the Condensed Consolidated Statements of Operations (Details) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Noncash derivative gain (loss), net	$ (12,558)	$ 0	$ (12,558)	$ (0)
Cash payments on settled derivative instruments, net	(1,038)	0	(1,038)	0
Derivative gain (loss), net	$ (13,596)	$ 0	$ (13,596)	$ 0